     As filed with the Securities and Exchange Commission on April 12, 2002
                                                           Registration No. 333-

   ==========================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ___________________

                                 DELTAGEN, INC.
             (Exact name of registrant as specified in its charter)
                               ___________________

                 Delaware                                   94-3260659
       (State or other jurisdiction of     (I.R.S. Employer Identification No.)
       incorporation or organization)
                               ___________________

                                  740 Bay Road
                         Redwood City, California 94063
               (Address of Principal Executive Offices) (Zip Code)
                               ____________________

                            2000 Stock Incentive Plan
                            (Full title of the plan)
                               ____________________

                             William Matthews, Ph.D.
                      President and Chief Executive Officer
                                 Deltagen, Inc.
                                  740 Bay Road
                         Redwood City, California 94063
                     (Name and address of agent for service)
                                 (650) 569-5100
          (Telephone number, including area code, of agent for service)
                               ____________________
                                    Copy to:
                              Alan Talkington, Esq.
                       Orrick, Herrington & Sutcliffe LLP
                               400 Sansome Street
                         San Francisco, California 94111
                                 (415) 392-1122
                              (415) 773-5759 (fax)

                               ___________________
                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                                        Proposed
                                                    Amount          maximum offering         Proposed           Amount of
   Title of securities to be registered             to be           price per share      maximum aggregate    registration
                                                registered (1)            (2)           offering price (2)         fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock ($0.001 par value per share)         3,635,000              $6.145             $22,337,075          $2,056
----------------------------------------------------------------------------------------------------------------------------

 (1) This registration statement shall cover any additional shares of Common Stock that become issuable pursuant to the Awards by reason of any stock dividend, stock split, recapitalization or any other similar transaction, without the receipt of consideration, which results in an increase in the number of shares of Registrant's outstanding Common Stock.

 (2) The estimated proposed maximum offering price per share was calculated pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933 on the basis of $6.145 per share, the average of the high and low price of the Common Stock on the Nasdaq National Market on April 9, 2002.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENT ON FORM S-8

The contents of the Registration Statement on Form S-8 No. 333-43818 filed with Securities and Exchange Commission on August 15, 2000 are incorporated by reference herein.


Item 8.  Exhibits

Exhibit Number           Name

           5             Opinion of Orrick, Herrington & Sutcliffe LLP
        23.1             Consent of PricewaterhouseCoopers LLP, independent
                         accountants
        23.2             Consent of Orrick, Herrington & Sutcliffe LLP is
                         contained in Exhibit 5 of this Registration Statement
          24             Power of Attorney is contained on the signature page of
                         this Registration Statement

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on April 12, 2002.

                                   DELTAGEN, INC.
                                   (Registrant)

                                   By:  /s/WILLIAM MATTHEWS
                                      -----------------------------------------
                                        William Matthews, Ph.D.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William Matthews, Augustine G. Yee, Richard H. Hawkins and John Burke his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                          Name                                               Title                            Date
     /s/ WILLIAM MATTHEWS                                    President and Chief Executive               April 9, 2002
-----------------------------------------------------        Officer and Director (Principal
         William Matthews, Ph.D.                                   Executive Officer)


     /s/ RICHARD H. HAWKINS                                  Chief Financial Officer (Principal          April 9, 2002
-----------------------------------------------------        Financial and Accounting Officer)
         Richard H. Hawkins


     /s/  PHILIPPE CHAMBON                                                                               April 9, 2002
-----------------------------------------------------
         Philippe Chambon, M.D., Ph.D.                                     Director

/s/ CONSTANTINE E. ANAGNOSTOPOULOS                                                                       April 9, 2002
-----------------------------------------------------
    Constantine E. Anagnostopoulos                                         Director

     /s/  THOMAS A. PENN
---------------------------------------------                               April 9, 2002
          Thomas A. Penn                                  Director


     /s/  F. NOEL PERRY
---------------------------------------------                               April 9, 2002
          F. Noel Perry                                   Director


     /s/  WILLIAM A. SCOTT
----------------------------------------------                              April 9, 2002
          William A. Scott                                Director


     /s/  NICHOLAS J. SIMON, III
----------------------------------------------
          Nicholas J. Simon, III                          Director          April 9, 2002

                                  EXHIBIT INDEX

Exhibit Number             Name

           5               Opinion of Orrick, Herrington & Sutcliffe LLP
        23.1               Consent of PricewaterhouseCoopers LLP, independent
                           accountants
        23.2               Consent of Orrick, Herrington & Sutcliffe LLP is
                           contained in Exhibit 5 of this Registration
                           Statement
        24                 Power of Attorney is contained on the signature page
                           of this Registration Statement